SCHEDULE 14A
                              (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No.   )

Filed by Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           STEIN ROE ADVISOR TRUST
             (Name of Registrant as Specified in Its Charter)

            ______________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
          ______________________________________________________________
     (5) Total fee paid:
         _______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:
          ____________________________________________________
      (2) Form, Schedule or Registration Statement No.
          ____________________________________________________
      (3) Filing Party:
          ____________________________________________________
      (4) Date Filed:
          ____________________________________________________

                     STEIN ROE ADVISOR TRUST
                      One South Wacker Drive
                     Chicago, Illinois 60606
                          1-800-338-2550
                      ______________, 1997

           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To Shareholders:

     You are cordially invited to attend a special meeting of the holders of Class K shares of each series of Stein Roe Advisor Trust (the "Trust") to be held in the Auditorium at the offices of Stein Roe & Farnham Incorporated, Suite 3300, One South Wacker Drive, Chicago, Illinois 60606, on December 15, 1997, at 10:00 a.m., to consider the following proposals:

1. Approve or disapprove a proposed amendment (the "Proposal") to the 12b-1 Plan and Agreement (the "Current Plan") between the Trust and Liberty Financial Investments, Inc. ("Liberty BD") that would expand the types of services permitted to be paid for under the plan by the Class K shares of each Fund to include services including retirement plan administrative and educational services, as well as for distribution services. The Proposal does not affect the maximum permissible 12b-1 fee which remains at an annual rate of 0.25% of average net assets. The Current Plan as amended by the Proposal is hereinafter referred to as the "New Plan," as described in the Proxy Statement.

2. Act on such other business as may properly come before the meeting.

The holders of record of Class K shares of each series of the Trust at the close of business on November 5, 1997 (the "record date") are entitled notice of and to vote at the meeting.

                          By Order of the Board of Trustees,

                          Jilaine Hummel Bauer
                          Executive Vice-President and Secretary

____________, 1997
Chicago, Illinois

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S).  YOU MAY STILL
VOTE IN PERSON IF YOU ATTEND THE MEETING.

Preliminary
                       STEIN ROE ADVISOR TRUST
                 Stein Roe Advisor Growth Stock Fund
                   Stein Roe Advisor Balanced Fund
                Stein Roe Advisor Growth & Income Fund
                    Stein Roe Advisor Special Fund
                Stein Roe Advisor Special Venture Fund
                 Stein Roe Advisor International Fund
                Stein Roe Advisor Young Investor Fund

                         ______________, 1997

                           PROXY STATEMENT

     This Proxy Statement is being furnished by Stein Roe Advisor Trust (the "Trust") to the holders of Class K shares of each series of the Trust identified above (each a "Fund") in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders to be held on December 15, 1997, at 10:00 a.m. This Proxy Statement and proxy card are first being mailed to shareholders on or about November 18, 1997.

     You should have received the Funds' annual report to shareholders for the fiscal period ended September 30, 1997. If you would like another copy of the annual report or a copy of the semi-annual report, please call us at our toll-free number, 1-800-338-2550 or write to Stein Roe Mutual Funds, One South Wacker Drive, Chicago, Illinois 60606. The reports will be sent to you without charge.

     The trustees, who are responsible for overseeing each of the Funds that is a series of the Trust, recommend that you vote to approve an amendment (the "Proposal") to the 12b-1 Plan and Agreement the ("Current Plan") between the Trust and Liberty Financial Investments, Inc. (formerly named Colonial Investment Services, Inc.) ("Liberty BD") that would expand the types of services permitted to be paid for under the plan by the Class K shares of each Fund to include certain services including retirement plan administration and educational services, as well as distribution services. The Proposal does not affect the maximum permissible 12b-1 fee which remains at an annual rate of 0.25% of average net assets. The Current Plan as amended by the Proposal is hereinafter referred to as the "New Plan."

     Each Class K share of a Fund is entitled to a number of votes equal to the net asset value of the share on the record date and is entitled to vote on each matter coming before the meeting. As of the record date, each Fund's outstanding Class K shares and their net asset value were as follows:

                            Number of Class K
         Fund               Shares Outstanding   Net Asset Value
--------------------------  ------------------   ---------------
Advisor Growth Stock Fund         20,871             $11.51
Advisor Balanced Fund             10,000              11.13
Advisor Growth & Income Fund      10,000              11.35
Advisor Special Fund              14,206              12.26
Advisor Special Venture Fund      10,000              11.65
Advisor International Fund        10,000              10.07
Advisor Young Investor Fund       10,084              11.52

     Set forth below is a list of 5% beneficial owners of Class K shares of each Fund:
                                        Amount of
                  Name and Address of   Beneficial    Percent of
Name of Fund      Beneficial Owner      Ownership     Ownership
---------------  --------------------  -------------- -----------
Advisor Growth    Liberty Financial     10,000 shares    47.9%
 Stock Fund       Companies, Inc.
                  100 Manhattanville Rd.
                  Purchase, NY 10577
                  ("Liberty Financial")

                  FTC & Co.             9,899 shares     47.4%
                  P.O. Box 173736
                  Denver, CO 80217

Advisor Balanced  Liberty Financial     10,000 shares    100%
 Fund

Advisor Growth    Liberty Financial     10,000 shares    100%
 & Income Fund

Advisor Special   Liberty Financial     10,000 shares    70.3%
  Fund
                  Donaldson, Lufkin     3,716 shares     26.1%
                  & Jenrette
                  P.O. Box 2052
                  Jersey City, NY 07303

Advisor Special   Liberty Financial     10,000 shares    100%
  Venture Fund

Advisor Inter-    Liberty Financial     10,000 shares    100%
  national Fund

Advisor Young     Liberty Financial     10,000 shares    100%
  Investor Fund

     At the record date, Liberty Financial Companies, Inc. (of which the Adviser is an indirect wholly owned subsidiary) was a 5% beneficial owner of each of the Funds, as were the following entities: (i) FTC & Co. (Stein Roe Advisor Growth Stock Fund);
(ii) Donaldson Lufkin & Jenrette (Stein Roe Advisor Special Fund).

     If you hold Class K shares of more than one Fund, you will receive a separate proxy for each Fund, and you should complete and return each proxy you receive. Your completed and signed proxy will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the trustees' recommendations.

Summary of the Proposal

     Under the Current Plan, Class K shares of each Fund are sold without a sales charge, and are subject to a 12b-1 fee at an annual rate of 0.25% of average net assets. Under the Current Plan, the 12b-1 fee paid by Class K shares may be used only for distribution purposes. Under the Proposal, the types of services and expenses that may be paid for out of the 12b-1 fee for Class K shares would be expanded so that the fee may be used to pay for distribution and/or service. Among other services, the 12b-1 fee could be used to defray the costs of, among other things, relationship management services, retirement plan enrollment meetings and costs associated with retirement plan educational conferences, and the preparation of educational materials.

     The Proposal will not change the rate of the 12b-1 fee paid by the Class K shares, which will remain at 0.25% of average annual net assets.

     Description of the Current Plan.   The Current Plan was
adopted by the Board of Trustees on September 13, 1996 and amended on February 5, 1997 and August 6, 1997. The Current Plan provides that each Fund having Class K shares pays to Liberty BD a distribution fee calculated and paid monthly at the an annual rate of up to 0.25 of 1.00% of the average net asset value of such shares during the month./1/ Payments to Liberty BD from Class K share assets under the Current Plan compensate Liberty BD for expenses it incurs for promotion and distribution of the shares of the Funds, including, but not limited to printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other sales or promotional expense, including any compensation paid to securities dealers or others who may have incurred distribution expenses pursuant to a Selling Agreement with Liberty BD.
-----------
/1/ Each Fund having Class A, B and C shares pays to Liberty BD a service fee at the annual rate of 0.25 of 1.00%. Each Fund having Class A shares pays to Liberty BD a distribution fee at the annual rate of up to 0.10 of 1.00%. Each Fund having Class B or C shares pays to Liberty BD a distribution fee at the annual rate of 0.75 of 1.00%. All 12b-1 fees are calculated on the basis of the average net asset value of the applicable class of shares of a Fund.
-----------

     The Current Plan also requires Liberty BD to furnish written reports to the board of trustees on a quarterly basis showing all amounts paid to it by the Funds and the purposes for which such payments were made, a summary of expenses incurred by Liberty BD, and any other information the trustees may request.

     As to each Fund, the Current Plan provides that it shall remain in effect until April 30, 1998 and shall continue in effect from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the trustees of the Trust, including a majority of the non-interested trustees of each Trust who have no direct or indirect financial interest in the Current Plan or in any agreements related to the Current Plan, cast in person at a meeting called for such purpose. In addition, so long as the Current Plan is in effect, nominees for election as non-interested trustees of the Trust must be selected by the non-interested trustees as required by Rule 12b-1 under the Investment Company Act of 1940.

     The Current Plan provides that it may be terminated as to a Fund or a particular class of a Fund, without penalty, at any time by either a majority of the non-interested trustees or by a vote of the majority of the outstanding voting securities of that Fund, and will terminate automatically in the event of any act that terminates the Trust's Underwriting Agreement with Liberty BD.
The Current Plan also describes procedures for amending the terms of the plan.

     Any obligation of the Trust under the Current Plan is binding only upon the assets of the Trust (or a Fund) and is not binding upon any trustee, officer, employee, agent, or shareholder of the Trust or Fund. Neither the authorization of any action by the trustees or shareholders of the Trust nor the execution of the Current Plan on behalf of the Trust may impose any liability upon any trustee or any shareholder.

     Changes Under the Proposal.   The Proposal would amend the
Current Plan to expand the types of services permitted to be paid for under the plan by Class K shares of each Fund to include services, including retirement plan administrative and educational services, as well as distribution services. If the Proposal is approved by the holders of the Class K shares of any Fund, the New Plan will replace the Current Plan as to that Fund.

     The form of the New Plan is attached to this proxy statement as Exhibit A. The discussion here is a summary, and for more details you should refer to Exhibit A.

     Class K shares are currently offered at net asset value, without any front-end or contingent deferred sales charge, but bear a distribution fee at the annual rate of 0.25% of average net assets. Generally Class K shares may be purchased only through certain financial services companies having special selling arrangements with Liberty BD, including certain bank trust departments, wrap fee programs and retirement plan service providers.

     As under the Current Plan, payments under the New Plan will be made to Liberty BD. No 12b-1 fees were paid by the Class K shares of any Fund to Liberty BD under the Current Plan for the annual period ended September 30, 1997.

     There will be no change in the maximum permissible 12b-1 fees paid by Class K shares of any Fund if the Proposal is approved and implemented. Because there were neither a significant number of shares sold nor outstanding during the period ended September 30, 1997, no 12b-1 fees were paid under the Current Plan and no 12b-1 fees would have been paid under the New Plan had it been in effect.

     Factors Considered by the Trustees. The trustees considered carefully information compiled by Stein Roe & Farnham Incorporated, the Trust's adviser (the "Adviser"), regarding ways to increase sales of Fund shares to 401(k) plans and through financial intermediaries. The trustees determined that because 401(k) plan sponsors and administrators and brokers provide special services to plans that are different from traditional transfer agency services, including relationship management services and retirement plan enrollment meetings, it was in the best interest of each Fund and of the Class K shareholders of each Fund to approve the Proposal to allow 12b-1 fee payments to defray both service and distribution expenses.

     The trustees, including a majority of the trustees who are not "interested persons" of the Trust or the Adviser, unanimously voted to approve the Proposal and believe it is in the best interests of each Fund and the holders of its Class K shares. However, if the holders of the Class K shares of a Fund do not approve the Proposal, then the Current Plan will remain in effect for that Fund.

Organization and Management of the Trust

     The Trust is a Massachusetts business trust organized on July 31, 1996. The Trust is an open-end management investment company, currently with the seven multi-class series identified on the cover page of this proxy statement.

     The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. A majority of the trustees are not otherwise affiliated with the Trust or the Adviser.

Additional Information about the Trust

     Adviser. The Adviser is a wholly-owned subsidiary of SteinRoe Services Inc. ("SSI"), which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a majority owned subsidiary of Liberty Mutual Equity Corporation ("Liberty Equity"), which is a wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is a mutual insurance company, principally in the property/casualty insurance field. The address of the Adviser and of SSI is One South Wacker Drive, Chicago, Illinois 60606; the address of Liberty Financial and Liberty Equity is Federal Reserve Plaza, Boston, Massachusetts 02210; and the address of Liberty Mutual is 175 Berkeley Street, Boston, Massachusetts 02117.

     The directors of the Adviser are Kenneth R. Leibler, Harold
W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour and Hans P. Ziegler. Mr. Leibler is president and chief executive officer of Liberty Financial; Mr. Cogger is executive vice president of Liberty Financial; Mr. Merritt is executive vice president and treasurer of Liberty Financial; Mr. Armour is president of the Adviser's Mutual Funds division; and Mr. Ziegler is chief executive officer of the Adviser.

     Distributor. Class K shares of each Fund are distributed by Liberty BD without any sales commissions or charges to the Funds or the holders of Class K shares. Liberty BD is a wholly-owned indirect subsidiary of Liberty Mutual. The address of Liberty BD is One Financial Center, Boston, Massachusetts 02211. As distributor, Liberty BD offers the Funds' shares to investors in the states where the shares are qualified for sale and only on a best efforts basis. The Adviser may pay sales and promotional expenses for the sale of Class K shares except as provided in the Current Plan. The Distributor also makes payments to broker-dealers, banks and institutions for the sales of Class K shares held through those institutions. The Trust pays all expenses in connection with registration of its shares with the SEC, auditing, and payment of filing fees under the various state blue sky laws, and assumes the cost of preparation of prospectuses and other expenses.

Voting Information

     Who May Vote. The Board of Trustees has determined that the Proposal affects the interests only of the holders of Class K shares of each Fund and, therefore, only holders of the Class K shares of each Fund may vote on the Proposal. Each share is entitled to a number of votes equal to the net asset value of the share on the record date.

     How Proxies Will Be Voted. All proxies solicited by the Board of Trustees that are properly executed and received prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR the Proposal.

     Quorum and Required Vote. The Trust's Declaration of Trust provides that 30 percent of the Class K shares of a Fund entitled to vote constitutes a quorum of the Class K shares of that Fund for the transaction of business at a meeting where the holders of Class K shares vote as a class. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted.

     Approval of the Proposal requires the affirmative vote of a "majority" of the outstanding Class K shares of each Fund as defined in the Investment Company Act of 1940. For this purpose, this means approval by: (a) 67% of the Class K shares of each Fund present at the meeting, in person or by proxy, if the holders of more than 50% of the outstanding Class K shares of each Fund are present, or (b) more than 50% of the outstanding Class K shares of each Fund, whichever is less. Abstentions and broker non-votes will have the practical effect of a vote against the Proposal if adoption of the Proposal is to be determined pursuant to clause (a) and will have no effect on the outcome of the vote if adoption of the Proposal is to be determined pursuant to clause
(b).

     Other Business. The trustees do not know of any other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

     Shareholder Proposals. The Trust is not required, and does not intend, to hold annual meetings of shareholders. It is therefore not known when there will be another meeting of shareholders of a Fund. However, any shareholder proposal to be considered for inclusion in the proxy solicitation materials for the next meeting of shareholders must be received by the Trust no later than 120 days prior to the date of the initial mailing of that proxy material to shareholders.

     Solicitation of Proxies. This proxy is solicited by the Board of Trustees. The cost of solicitation will be paid by the Adviser. Additional solicitation may be made by mail, personal interview, telephone and telegraph by the Adviser's personnel, who will not be additionally compensated therefor.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Executive Vice-President and Secretary of Stein Roe Advisor Trust at the Trust's offices located at One South Wacker Drive, Chicago, Illinois 60606; (2) properly executing and delivering a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy and voting in person.

     Adjournment. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the Class K shares of that Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                                  Exhibit A
                         STEIN ROE
              RULE 12b-1 PLAN AND AGREEMENT

     Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the ("Act"), this Rule 12b-1 Plan and Agreement (the "Plan") is hereby adopted by Stein Roe Advisor Trust (the "Trust") for each of the series and classes (the "Fund") identified in the attached Schedule A, by a majority of the trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "non-interested trustees"). For each fund, this Plan shall become effective on the date the registration statement of the applicable Trust becomes effective for such Fund or such other date indicated in Schedule A.

     Section 1.  Fee.

     (a) Each Fund having Class A, B or C shares shall pay to Liberty Financial Investments, Inc. (the "Distributor"), a service fee calculated and paid monthly at the annual rate of 0.25 of 1.00% of the average net asset value of such shares. Each Fund having Class A shares shall pay to the Distributor a distribution fee calculated and paid monthly at the annual rate of 0.10 of 1.00% of the average net asset value of such shares. Each Fund having Class B or C shares shall pay to the Distributor a distribution fee calculated and paid monthly at the annual rate of 0.75 of 1.00% of the average net asset value of such shares during such month. Each Fund having Class K shares shall pay to the Distributor a distribution and/or service fee calculated and paid monthly at the annual rate of 0.25 of 1.00% of the average net asset value of such shares during such month.

     (b) Such payment of servicing fees represents compensation for servicing the shares, including but not limited to relationship management, retirement plan enrollment meetings and costs associated with educational conferences and the preparation of educational materials. Such payment for distribution fees represents compensation for expenses incurred by the Distributor for the promotion and distribution of the shares of the Fund making the payment, including, but not limited to the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other sales or promotional expense, including any compensation, paid to any securities dealer or others person who has incurred such expense pursuant to a Selling Agreement executed by such party and the Distributor.

     Section 2. No payments are to be made by the Trust or any Fund to finance or promote sales of shares other than pursuant to this Plan.

     Section 3. The Distributor shall prepare written reports to the Trust's board of trustees on a quarterly basis showing all amounts paid under this Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor hereunder, together with such other information as from time to time shall be reasonably requested by the board of trustees of the Trust.

     Section 4. For each Fund, the Plan shall remain in effect until April 30, 1998 and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the trustees of the Trust, including a majority of the non-interested trustees of each Trust who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan, cast in person at a meeting called for such purpose.

     Section 5. So long as the Plan is in effect, nominees for election as non-interested trustees of each Trust listed in Schedule A shall be selected by the non-interested trustees as required by Rule 12b-1 under the Act.

     Section 6. The Plan may be terminated as to a Fund, without penalty, at any time by either a majority of the non-interested trustees of the applicable Trust or by a vote of a majority of the outstanding voting securities of that Fund, and shall terminate automatically in the event of any act that terminates the Underwriting Agreement with the Distributor. To the extent the Plan is terminated with respect to any particular fund or class, such termination will not affect the Plan with regard to any other fund or class unless specifically indicated.

     Section 7. As to any Fund, the Plan may not be amended to increase materially the amount authorized by this Plan to be spent for services described hereunder without approval by a majority of that Fund's outstanding voting securities, and all material amendments to the Plan shall be approved by a vote of a majority of the trustees of the Trust, including a majority of the non-interested trustees of the Trust who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for such purpose.

     Section 8. Any obligation of any Trust hereunder shall be binding only upon the assets of the Trust (or the applicable Fund) and shall not be binding upon any trustee, officer, employee, agent, or shareholder of that Trust. Neither the authorization of any action by the trustees or shareholders of the Trust nor the execution of this Plan on behalf of the Trust shall impose any liability upon any trustee or any shareholder.

     This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Trust and the Distributor as evidenced by their execution hereof.

Dated as of  November 5, 1997

STEIN ROE ADVISOR TRUST     LIBERTY FINANCIAL INVESTMENTS, INC.

_________________________   ____________________________________
By:                         By:

                   SCHEDULE A


Stein Roe Advisor Growth Stock Fund         Class A
                                            Class B
                                            Class C
                                            Class K

Stein Roe Advisor Balanced Fund             Class A
                                            Class B
                                            Class C
                                            Class K

Stein Roe Advisor Growth & Income Fund      Class A
                                            Class B
                                            Class C
                                            Class K

Stein Roe Advisor Special Fund              Class A
                                            Class B
                                            Class C
                                            Class K

Stein Roe Advisor Special Venture Fund      Class A
                                            Class B
                                            Class C
                                            Class K

Stein Roe Advisor International Fund        Class A
                                            Class B
                                            Class C
                                            Class K

Stein Roe Advisor Young Investor Fund       Class A
                                            Class B
                                            Class C
                                            Class K

                                           Sample Proxy Card


  Special Meeting of Shareholders - _____________, 1997
  This Proxy is Solicited on Behalf of the Board of Trustees

                       STEIN ROE ADVISOR TRUST
                 Stein Roe Advisor Growth Stock Fund
                   Stein Roe Advisor Balanced Fund
                Stein Roe Advisor Growth & Income Fund
                    Stein Roe Advisor Special Fund
                Stein Roe Advisor Special Venture Fund
                 Stein Roe Advisor International Fund
                Stein Roe Advisor Young Investor Fund

By signing and dating below, you authorize Gary A. Anetsberger, Timothy K. Armour and Jilaine Hummel Bauer, and each or any of them, as proxies, with full power of substitution, to vote your Class K shares of the Fund represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on _____________, 1997, and at any adjournments of the meeting, with all powers the undersigned would possess if personally present at such meeting. They shall vote as recommended by the board of trustees unless otherwise indicated below, and in their discretion upon such other business as may properly come before the meeting.

The board of trustees recommends that you vote FOR the Proposal.

1. Approval of an amendment to the 12b-1 Plan and Agreement, as described in the notice of meeting and proxy statement for the meeting.

    FOR _______       AGAINST _______       ABSTAIN _______

2. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

           (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                    (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                           Dated ______________________, 1997


                           Signature


                           Signature of joint owner if held
                           jointly

IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.